UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 19, 2020

HAMILTON BEACH BRANDS HOLDING COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	001-38214	31-1236686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4421 WATERFRONT DR. GLEN ALLEN, VA		23060
(Address of principal executive offices)		(Zip code)

(804) 273-9777
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Class A Common Stock, Par Value $0.01 Per Share	HBB	New York Stock Exchange

Item 3.01. Notice of Failure to Satisfy a Continued Listing Rule or Standard.

On May 19, 2020 Hamilton Beach Brands Holding Company (the "Company") received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Form 10-Q for the period ending March 31, 2020 (the “First Quarter 10-Q”) with the Securities and Exchange Commission (the “SEC”).

The NYSE informed the Company that, under the NYSE rules, the Company will have six months from the filing due date to file the First Quarter 10-Q with the SEC. The Company can regain compliance at any time before that date by filing the First Quarter 10-Q with the SEC. If the Company fails to file the First Quarter 10-Q before the NYSE’s six month compliance deadline, the NYSE may, in its sole discretion, grant an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances.

As previously disclosed in the Company’s Form 12b-25 filed with the SEC on May 11, 2020, the reason for the delay is the additional time needed to complete an investigation into certain accounting irregularities at its Mexican subsidiary in order to determine the impact these matters may have on the Company’s financial results. The Audit Review Committee of the Company’s Board of Directors is overseeing the investigation with the assistance of outside counsel and other third-party experts. The Company continues to work diligently to complete the investigation and file the First Quarter 10-Q as quickly as possible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 19, 2020		Hamilton Beach Brands Holding Company

		By:	/s/ Dana B. Sykes
		Name:	Dana B. Sykes
		Title:	Senior Vice President, General Counsel and Secretary